CONTACT:  David P. Williams

(513) 762-6901

Chemed Reports First-Quarter 2021 Results

CINCINNATI, April 27, 2021—Chemed Corporation (Chemed) (NYSE: CHE), which operates VITAS Healthcare Corporation (VITAS), one of the nation’s largest providers of end-of-life care, and Roto-Rooter, the nation’s largest commercial and residential plumbing and drain cleaning services provider, reported financial results for its first quarter ended March 31, 2021, versus the comparable prior-year period, as follows:

Consolidated operating results:

•	Revenue increased 2.2% to $527 million
•	GAAP Diluted Earnings-per-Share (EPS) of $4.01, an increase of 18.6%
•	Adjusted Diluted EPS of $4.44, an increase of 20.7%

VITAS segment operating results:

•	Net Patient Revenue of $316 million, a decline of 6.5%
•	Average Daily Census (ADC) of 18,050, a decline of 6.1%
•	Admissions of 18,135 a decline of 2.5%
•	Net Income, excluding certain discrete items, of $42.1 million, a decline of 1.0%
•	Adjusted EBITDA, excluding Medicare Cap, of $58.3 million, a decline of 3.3%
•	Adjusted EBITDA margin, excluding Medicare Cap, of 18.4%, an increase of 66-basis points

Roto-Rooter segment operating results:

•	Revenue of $212 million, an increase of 18.9%
•	Net Income, excluding certain discrete items, of $39.3 million, an increase of 47.3%
•	Adjusted EBITDA of $56.9 million, an increase of 42.1%
•	Adjusted EBITDA margin of 26.9%, an increase of 439-basis points

VITAS

VITAS net revenue was $316 million in the first quarter of 2021, which is a decline of 6.5%, when compared to the prior-year period.  This revenue decline is comprised primarily of a 7.1% decline in days-of-care offset by a geographically weighted average Medicare reimbursement rate increase (including the suspension of sequestration on May 1, 2020) of approximately 2.8%.   Acuity mix shift had a net impact of reducing revenue approximately $9.1 million, or 2.7%, in the quarter when compared to the prior year revenue and level-of-care mix.  The combination of a lower Medicare Cap and other contra revenue changes offset a portion of the revenue decline by approximately 50-basis points.

In the first quarter of 2021, VITAS accrued $1.5 million in Medicare Cap billing limitations.  This compares to a $2.5 million Medicare Cap billing limitation in the first quarter of 2020.

Of VITAS’ 30 Medicare provider numbers, 27 provider numbers currently have a Medicare Cap cushion of 10% or greater, one provider number has a cap cushion between 5% and 10%, one provider number has a cap cushion between 0% and 5% and one provider number currently has a fiscal 2021 Medicare Cap billing limitation liability.  This is based on actual Medicare revenue and admissions in the first six months of the Medicare Cap fiscal year.

Average revenue per patient per day in the first quarter of 2021 was $198.95, which, including acuity mix shift, is 2-basis points below the prior-year period. Reimbursement for routine home care and high acuity care averaged $170.14 and $991.77, respectively.  During the quarter, high acuity days-of-care were 3.5% of total days of care, 71-basis points less than the prior-year quarter.

The first quarter 2021 gross margin, excluding Medicare Cap, increased costs for personal protection equipment (PPE), disinfecting facilities and other costs related to operating during the pandemic, was 25.3%.  This is a 123-basis point margin improvement when compared to the first quarter of 2020.

Selling, general and administrative expense was $22.1 million in the first quarter of 2021 and compares favorably to the $22.3 million incurred in the prior-year quarter.  Adjusted EBITDA, excluding Medicare Cap, totaled $58.3 million in the quarter, a decrease of 3.3%.  Adjusted EBITDA margin in the quarter, excluding Medicare Cap, was 18.4%, which is a 66-basis point improvement when compared to the prior-year period.

Roto-Rooter

Roto-Rooter generated quarterly revenue of $212 million in the first quarter of 2021, an increase of $33.7 million, or 18.9%, over the prior-year quarter.

Total Roto-Rooter branch commercial revenue in the quarter totaled $46.9 million, a decrease of 8.4% over the prior year.  This aggregate commercial revenue decline consisted of drain cleaning revenue declining 5.8%, plumbing declining 5.0% and excavation declining 19.5%.  Water restoration increased 8.8%.

Total Roto-Rooter branch residential revenue in the quarter totaled $144 million, an increase of  32.0% over the prior year period.  This aggregate residential revenue growth consisted of drain cleaning increasing 29.5%, plumbing expanding 34.9%, excavation increasing 35.8%, and water restoration increasing 28.7%.

Roto-Rooter’s gross margin in the quarter was 51.9%, a 378-basis point increase when compared to the first quarter of 2020.  Adjusted EBITDA in the first quarter of 2021 totaled $56.9 million, an increase of 42.1%.  The Adjusted EBITDA margin in the quarter was 26.9% which is a 439-basis point increase when compared to the prior year.

Chemed Consolidated

As of March 31, 2021, Chemed had total cash and cash equivalents of $210 million and no long-term debt.

In June 2018, Chemed entered into a five-year Amended and Restated Credit Agreement that consists of a $450 million revolving credit facility. The interest rate on this facility has a floating rate that is currently LIBOR plus 100-basis points.  At March 31, 2021, the Company had approximately $412 million of undrawn borrowing capacity under this credit agreement.

During the quarter, the Company repurchased 100,000 shares of Chemed stock for $44.8 million which equates to a cost per share of $447.67.  As of March 31, 2021, there was approximately $134 million of remaining share repurchase authorization under this plan.

Chemed restarted its share repurchase program in 2007.  Since that time, Chemed has repurchased approximately 14.6 million shares, aggregating approximately $1.4 billion at an average share cost of $98.15.  Including dividends over this period, Chemed has returned approximately $1.6 billion to shareholders.

Guidance for 2021

Management anticipates providing updated 2021 earnings guidance in July 2021 as part of the June 30, 2021, earnings press release.

Conference Call

Chemed will host a conference call and webcast at 10 a.m., ET, on Wednesday, April 28, 2021, to discuss the Company's quarterly results and to provide an update on its business.  The dial-in number for the conference call is (844) 743-2500 for U.S. and Canadian participants and +1 (661) 378-9533 for international participants.  The Conference ID is 9096486.  A live webcast of the call can be accessed on Chemed's website at www.chemed.com by clicking on Investor Relations Home.

A taped replay of the conference call will be available beginning approximately 24 hours after the call's conclusion.  It can be accessed by dialing (855) 859-2056 for U.S. and Canadian callers and +1 (404) 537-3406 for international callers and will be available for one week following the live call.  The replay Conference ID is 9096486.  An archived webcast will also be available at www.chemed.com.

Chemed Corporation operates in the healthcare field through its VITAS Healthcare Corporation subsidiary.  VITAS provides daily hospice services to approximately 18,000 patients with severe, life-limiting illnesses. This type of care is focused on making the terminally ill patient's final days as comfortable and pain-free as possible.

Chemed operates in the residential and commercial plumbing and drain cleaning industry under the brand name Roto-Rooter. Roto-Rooter provides plumbing, drain cleaning, and water cleanup services through company-owned branches, independent contractors and franchisees in the United States and Canada. Roto-Rooter also has licensed master franchisees in the republics of Indonesia and Singapore, and the Philippines.

This press release contains information about Chemed’s EBITDA, Adjusted EBITDA and Adjusted Diluted EPS, which are not measures derived in accordance with GAAP and which exclude components that are important to understanding Chemed’s financial performance. In reporting its operating results, Chemed provides EBITDA, Adjusted EBITDA and Adjusted Diluted EPS measures to help investors and others evaluate the Company’s operating results, compare its operating performance with that of similar companies that have different capital structures and evaluate its ability to meet its future debt service, capital expenditures and working capital requirements. Chemed’s management similarly uses EBITDA, Adjusted EBITDA and Adjusted Diluted EPS to assist it in evaluating the performance of the Company across fiscal periods and in assessing how its performance compares to its peer companies.  These measures also help Chemed’s management to estimate the resources required to meet Chemed’s future financial obligations and expenditures.  Chemed’s EBITDA, Adjusted EBITDA and Adjusted Diluted EPS should not be considered in isolation or as a substitute for comparable measures calculated and presented in accordance with GAAP. We calculated Adjusted EBITDA Margin by dividing Adjusted EBITDA by service revenue and sales.  A reconciliation of Chemed’s net income to its EBITDA, Adjusted EBITDA and Adjusted Diluted EPS is presented in the tables following the text of this press release.

Forward-Looking Statements

Certain statements contained in this press release and the accompanying tables are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. The words "believe," "expect," "hope," "anticipate," "plan" and similar expressions identify forward-looking statements, which speak only as of the date the statement was made. Chemed does not undertake and specifically disclaims any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. These statements are based on current expectations and assumptions and involve various risks and uncertainties, which could cause Chemed's actual results to differ from those expressed in such forward-looking statements.

These risks and uncertainties arise from, among other things, possible changes in regulations governing the hospice care or plumbing and drain cleaning industries; periodic changes in reimbursement levels and procedures under Medicare and Medicaid programs; difficulties predicting patient length of stay and estimating potential Medicare reimbursement obligations; challenges inherent in Chemed's growth strategy; the current shortage of  qualified nurses,  other healthcare professionals and  licensed plumbing and drain cleaning technicians; Chemed’s dependence on patient referral sources; and other factors detailed under the caption "Description of  Business by  Segment" or "Risk Factors" in Chemed’s  most recent  report on  form 10-Q  or 10-K and its other filings with the Securities and Exchange Commission.  You are cautioned not to place undue reliance on such forward-looking statements and there are no assurances that the matters contained in such statements will be achieved.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATED STATEMENTS OF INCOME
(in thousands, except per share data)(unaudited)

	Three Months Ended March 31,
	2021	2020
Service revenues and sales	$527,360	$515,798
Cost of services provided and goods sold	340,473	351,745
Selling, general and administrative expenses (aa)	91,599	70,583
Depreciation	11,715	11,388
Amortization	2,510	2,477
Other operating expense	622	242
Total costs and expenses	446,919	436,435
Income from operations	80,441	79,363
Interest expense	(381)	(975)
Other income/(expense)--net (bb)	3,602	(9,466)
Income before income taxes	83,662	68,922
Income taxes	(18,262)	(13,031)
Net income	$65,400	$55,891
Earnings Per Share
Net income	$4.08	$3.50
Average number of shares outstanding	16,010	15,991
Diluted Earnings Per Share
Net income	$4.01	$3.38
Average number of shares outstanding	16,310	16,516

(aa) Selling, general and administrative ("SG&A") expenses comprise (in thousands):

	Three Months Ended March 31,
	2021	2020
SG&A expenses before long-term incentive compensation
and the impact of market value adjustments related to
deferred compensation plans	$86,668	$78,334
Market value adjustments related to deferred
compensation trusts	3,038	(9,572)
Long-term incentive compensation	1,893	1,821
Total SG&A expenses	$91,599	$70,583

(bb) Other income/(expense)--net comprises (in thousands):
	Three Months Ended March 31,
	2021	2020
Market value adjustments related to deferred
compensation trusts	$3,038	$(9,572)
Interest income	92	109
Other	472	(3)
Total other income/(expense)--net	$3,602	$(9,466)

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATED BALANCE SHEETS
(in thousands, except per share data)(unaudited)

	March 31,
	2021	2020
Assets
Current assets
Cash and cash equivalents	$210,156	$28,951
Accounts receivable less allowances	104,748	134,695
Inventories	6,777	7,313
Prepaid income taxes	3,518	5,917
Prepaid expenses	21,775	21,939
Total current assets	346,974	198,815
Investments of deferred compensation plans held in trust	93,705	72,296
Properties and equipment, at cost less accumulated depreciation	190,154	183,729
Lease right of use asset	124,104	112,302
Identifiable intangible assets less accumulated amortization	115,517	124,219
Goodwill	578,618	577,236
Other assets	9,061	8,962
Total Assets	$1,458,133	$1,277,559
Liabilities
Current liabilities
Accounts payable	$55,447	$37,838
Income taxes	24,774	6,133
Accrued insurance	57,533	56,480
Accrued compensation	73,907	63,622
Accrued legal	2,102	7,114
Short-term lease liability	37,897	36,252
Other current liabilities	38,555	39,298
Total current liabilities	290,215	246,737
Deferred income taxes	19,733	20,681
Long-term debt	-	160,000
Deferred compensation liabilities	93,755	70,363
Long-term lease liability	98,813	88,278
Other liabilities	26,733	7,899
Total Liabilities	529,249	593,958
Stockholders' Equity
Capital stock	36,345	35,912
Paid-in capital	982,739	878,550
Retained earnings	1,783,740	1,476,151
Treasury stock, at cost	(1,876,315)	(1,709,390)
Deferred compensation payable in Company stock	2,375	2,378
Total Stockholders' Equity	928,884	683,601
Total Liabilities and Stockholders' Equity	$1,458,133	$1,277,559

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)(unaudited)

	For the Three Months Ended March 31,
	2021	2020
Cash Flows from Operating Activities
Net income	$65,400	$55,891
Adjustments to reconcile net income to net cash provided
by operating activities:
Depreciation and amortization	14,225	13,865
Payments on previously accrued litigation settlements	(8,490)	-
Stock option expense	6,106	5,045
Noncash long-term incentive compensation	1,642	1,598
Deferred payroll taxes	(930)	2,290
Amortization of debt issuance costs	76	76
Provision for bad debts	-	594
Changes in operating assets and liabilities, excluding
amounts acquired in business combinations:
Decrease in accounts receivable	22,773	6,269
Decrease in inventories	318	149
Decrease in prepaid expenses	4,402	1,211
Decrease in accounts payable and
other current liabilities	(18,369)	(7,037)
Change in current income taxes	18,395	10,159
Net change in lease assets and liabilities	(24)	(153)
Decrease/(increase) in other assets	(5,274)	5,048
Increase/(decrease) in other liabilities	5,759	(6,067)
Other sources	710	388
Net cash provided by operating activities	106,719	89,326
Cash Flows from Investing Activities
Capital expenditures	(17,697)	(19,897)
Business combinations	-	(1,452)
Other sources/(uses)	274	(144)
Net cash used by investing activities	(17,423)	(21,493)
Cash Flows from Financing Activities
Purchases of treasury stock	(41,107)	(100,235)
Proceeds from exercise of stock options	11,026	9,241
Capital stock surrendered to pay taxes on stock-based compensation	(6,613)	(7,951)
Dividends paid	(5,437)	(5,130)
Payments on revolving line of credit	-	(104,100)
Proceeds from revolving line of credit	-	174,100
Change in cash overdrafts payable	-	(9,849)
Other sources/uses)	316	(1,116)
Net cash used by financing activities	(41,815)	(45,040)
Increase in Cash and Cash Equivalents	47,481	22,793
Cash and cash equivalents at beginning of year	162,675	6,158
Cash and cash equivalents at end of year	$210,156	$28,951

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATING STATEMENTS OF INCOME
FOR THE THREE MONTHS ENDED MARCH 31, 2021 AND 2020
(in thousands)(unaudited)
		Roto-		Chemed
	VITAS	Rooter	Corporate	Consolidated
2021 (a)
Service revenues and sales	$315,788	$211,572	$-	$527,360
Cost of services provided and goods sold	238,667	101,806	-	340,473
Selling, general and administrative expenses	22,090	53,322	16,187	91,599
Depreciation	5,338	6,353	24	11,715
Amortization	18	2,492	-	2,510
Other operating expense	502	120	-	622
Total costs and expenses	266,615	164,093	16,211	446,919
Income/(loss) from operations	49,173	47,479	(16,211)	80,441
Interest expense	(42)	(89)	(250)	(381)
Intercompany interest income/(expense)	4,525	1,620	(6,145)	-
Other income—net	533	31	3,038	3,602
Income/(loss) before income taxes	54,189	49,041	(19,568)	83,662
Income taxes	(13,419)	(11,864)	7,021	(18,262)
Net income/(loss)	$40,770	$37,177	$(12,547)	$65,400

2020 (b)
Service revenues and sales	$337,916	$177,882	$-	$515,798
Cost of services provided and goods sold	259,429	92,316	-	351,745
Selling, general and administrative expenses	22,269	46,282	2,032	70,583
Depreciation	5,474	5,878	36	11,388
Amortization	18	2,459	-	2,477
Other operating expense	114	128	-	242
Total costs and expenses	287,304	147,063	2,068	436,435
Income/(loss) from operations	50,612	30,819	(2,068)	79,363
Interest expense	(45)	(102)	(828)	(975)
Intercompany interest income/(expense)	4,386	1,349	(5,735)	-
Other income/(expense)—net	65	40	(9,571)	(9,466)
Income/(loss) before income taxes	55,018	32,106	(18,202)	68,922
Income taxes	(13,739)	(7,784)	8,492	(13,031)
Net income/(loss)	$41,279	$24,322	$(9,710)	$55,891

The "Footnotes to Financial Statements" are integral parts of this financial information.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATING SUMMARIES OF EBITDA
FOR THE THREE MONTHS ENDED MARCH 31, 2021 AND 2020
(in thousands)(unaudited)
				Chemed
	VITAS	Roto-Rooter	Corporate	Consolidated
2021
Net income/(loss)	$40,770	$37,177	$(12,547)	$65,400
Add/(deduct):
Interest expense	42	89	250	381
Income taxes	13,419	11,864	(7,021)	18,262
Depreciation	5,338	6,353	24	11,715
Amortization	18	2,492	-	2,510
EBITDA	59,587	57,975	(19,294)	98,268
Add/(deduct):
Intercompany interest expense/(income)	(4,525)	(1,620)	6,145	-
Interest income	(61)	(31)	-	(92)
Stock option expense	-	-	6,106	6,106
Direct costs related to COVID-19	1,753	553	38	2,344
Long-term incentive compensation	-	-	1,893	1,893
Adjusted EBITDA	$56,754	$56,877	$(5,112)	$108,519

2020
Net income/(loss)	$41,279	$24,322	$(9,710)	$55,891
Add/(deduct):
Interest expense	45	102	828	975
Income taxes	13,739	7,784	(8,492)	13,031
Depreciation	5,474	5,878	36	11,388
Amortization	18	2,459	-	2,477
EBITDA	60,555	40,545	(17,338)	83,762
Add/(deduct):
Intercompany interest expense/(income)	(4,386)	(1,349)	5,735	-
Interest income	(68)	(40)	-	(108)
Stock option expense	-	-	5,045	5,045
Direct costs related to COVID-19	973	861	-	1,834
Long-term incentive compensation	-	-	1,821	1,821
Medicare cap sequestration adjustment	675	-	-	675
Adjusted EBITDA	$57,749	$40,017	$(4,737)	$93,029

The "Footnotes to Financial Statements" are integral parts of this financial information.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
RECONCILIATION OF ADJUSTED NET INCOME
(in thousands, except per share data)(unaudited)

	Three Months Ended March 31,
	2021	2020
Net income as reported	$65,400	$55,891
Add/(deduct) pre-tax cost of:
Stock option expense	6,106	5,045
Amortization of reacquired franchise agreements	2,352	2,352
Direct costs related to COVID-19	2,344	1,834
Long-term incentive compensation	1,893	1,821
Medicare cap sequestration adjustments	-	675
Add/(deduct) tax impacts:
Tax impact of the above pre-tax adjustments (1)	(2,487)	(2,350)
Excess tax benefits on stock compensation	(3,238)	(4,553)
Adjusted net income	$72,370	$60,715

Diluted Earnings Per Share As Reported
Net income	$4.01	$3.38
Average number of shares outstanding	16,310	16,516

Adjusted Diluted Earnings Per Share
Adjusted net income	$4.44	$3.68
Average number of shares outstanding	16,310	16,516

(1) The tax impact of pre-tax adjustments was calculated using the effective tax rate of the operating unit for which each adjustment is associated.

The "Footnotes to Financial Statements" are integral parts of this financial information.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
OPERATING STATISTICS FOR VITAS SEGMENT
(unaudited)

	Three Months Ended March 31,
OPERATING STATISTICS	2021	2020
Net revenue ($000) (c)
Homecare	263,754	$271,762
Inpatient	29,156	32,482
Continuous care	27,349	40,555
Other	2,938	3,147
Subtotal	323,197	$347,946
Room and board, net	(2,665)	(3,381)
Contractual allowances	(3,244)	(4,149)
Medicare cap allowance	(1,500)	(2,500)
Net Revenue	315,788	$337,916
Net revenue as a percent of total before Medicare cap allowance
Homecare	81.6%	78.1%
Inpatient	9.0	9.3
Continuous care	8.5	11.7
Other	0.9	0.9
Subtotal	100.0	100.0
Room and board, net	(0.8)	(1.0)
Contractual allowances	(1.0)	(1.2)
Medicare cap allowance	(0.5)	(0.7)
Net Revenue	97.7%	97.1%
Days of care
Homecare	1,329,892	1,364,746
Nursing home	232,783	303,374
Respite	4,840	6,692
Subtotal routine homecare and respite	1,567,515	1,674,812
Inpatient	27,674	32,348
Continuous care	29,300	41,373
Total	1,624,489	1,748,533

Number of days in relevant time period	90	91
Average daily census ("ADC") (days)
Homecare	14,777	14,997
Nursing home	2,586	3,334
Respite	54	74
Subtotal routine homecare and respite	17,417	18,405
Inpatient	307	355
Continuous care	326	455
Total	18,050	19,215
Total Admissions	18,135	18,603
Total Discharges	18,516	18,196
Average length of stay (days)	94.4	90.7
Median length of stay (days)	12.0	14.0
ADC by major diagnosis
Cerebro	35.9%	35.9%
Neurological	22.1	21.4
Cancer	12.2	12.7
Cardio	15.8	15.9
Respiratory	7.8	8.3
Other	6.2	5.8
Total	100.0%	100.0%
Admissions by major diagnosis
Cerebro	21.4%	21.1%
Neurological	12.3	12.5
Cancer	25.0	28.3
Cardio	14.2	15.1
Respiratory	11.0	12.2
Other	16.1	10.8
Total	100.0%	100.0%

Estimated uncollectible accounts as a percent of revenues	1.0%	1.2%

Accounts receivable --
Days of revenue outstanding-excluding unapplied Medicare payments	37.8	33.9
Days of revenue outstanding-including unapplied Medicare payments	26.9	26.1

The "Footnotes to Financial Statements" are integral parts of this financial information.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
FOOTNOTES TO FINANCIAL STATEMENTS
FOR THE THREE MONTHS MARCH 31, 2021 AND 2020
(unaudited)

(a)	Included in the results of operations for 2021 are the following significant credits/(charges) which may not be indicative of ongoing operations
	(in thousands):
		Three Months Ended March 31, 2021
		VITAS	Roto-Rooter	Corporate	Consolidated

	Stock option expense	$-	$-	$(6,106)	$(6,106)
	Amortization of reacquired franchise agreements	-	(2,352)	-	(2,352)
	Direct costs related to COVID-19	(1,753)	(553)	(38)	(2,344)
	Long-term incentive compensation	-	-	(1,893)	(1,893)
	Pretax impact on earnings	(1,753)	(2,905)	(8,037)	(12,695)
	Excess tax benefits on stock compensation	-	-	3,238	3,238
	Income tax benefit on the above	445	769	1,273	2,487
	After-tax impact on earnings	$(1,308)	$(2,136)	$(3,526)	$(6,970)

(b)	Included in the results of operations for 2020 are the following significant credits/(charges) which may not be indicative of ongoing operations
	(in thousands):
		Three Months Ended March 31, 2020
		VITAS	Roto-Rooter	Corporate	Consolidated

	Stock option expense	$-	$-	$(5,045)	$(5,045)
	Amortization of reacquired franchise agreements	-	(2,352)	-	(2,352)
	Direct costs related to COVID-19	(973)	(861)	-	(1,834)
	Long-term incentive compensation	-	-	(1,821)	(1,821)
	Medicare cap sequestration adjustment	(675)	-	-	(675)
	Pretax impact on earnings	(1,648)	(3,213)	(6,866)	(11,727)
	Excess tax benefits on stock compensation	-	-	4,553	4,553
	Income tax benefit on the above	419	851	1,080	2,350
	After-tax impact on earnings	$(1,229)	$(2,362)	$(1,233)	$(4,824)

(c)

VITAS has 10 large (greater than 450 ADC), 19 medium (greater than 200 but less than 450 ADC) and 20 small (less than 200 ADC) hospice programs.  Of Vitas' 30 Medicare provider numbers, for the current cap year, 27 provider numbers have a Medicare cap cushion of 10% or greater, one provider number has a cap cushion between 5% and 10%, one provider number has a cap cushion between 0% and 5%, and one provider number has a Medicare cap liability.